Clearwater Investment Trust
(a Massachusetts Business Trust)

Power of Attorney

Know All Persons By These Presents, that the undersigned, Sara G. Dent, hereby constitutes and appoints Charles W. Rasmussen, Karen P. Rau and Justin H. Weyerhaeuser, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of the Clearwater Investment Trust (in respect of any of its series) and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any of such attorneys-in-fact, or the substitute or substitutes of any of such attorneys-in-fact, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

Dated: March 6, 2020

/s/ Sara G. Dent
Sara G. Dent

Clearwater Investment Trust
(a Massachusetts Business Trust)

Power of Attorney

Know All Persons By These Presents, that the undersigned, James E. Johnson, hereby constitutes and appoints Charles W. Rasmussen, Karen P. Rau and Justin H. Weyerhaeuser, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of the Clearwater Investment Trust (in respect of any of its series) and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any of such attorneys-in-fact, or the substitute or substitutes of any of such attorneys-in-fact, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

Dated: March 6, 2020

/s/ James E. Johnson
James E. Johnson

Clearwater Investment Trust
(a Massachusetts Business Trust)

Power of Attorney

Know All Persons By These Presents, that the undersigned, Charles W. Rasmussen, hereby constitutes and appoints Karen P. Rau and Justin H. Weyerhaeuser, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of the Clearwater Investment Trust (in respect of any of its series) and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any of such attorneys-in-fact, or the substitute or substitutes of any of such attorneys-in-fact, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

Dated: March 6, 2020

/s/ Charles W. Rasmussen
Charles W. Rasmussen

Clearwater Investment Trust
(a Massachusetts Business Trust)

Power of Attorney

Know All Persons By These Presents, that the undersigned, Laura E. Rasmussen, hereby constitutes and appoints Charles W. Rasmussen, Karen P. Rau and Justin H. Weyerhaeuser, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of the Clearwater Investment Trust (in respect of any of its series) and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any of such attorneys-in-fact, or the substitute or substitutes of any of such attorneys-in-fact, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

Dated: March 6, 2020

/s/ Laura E. Rasmussen
Laura E. Rasmussen

Clearwater Investment Trust
(a Massachusetts Business Trust)

Power of Attorney

Know All Persons By These Presents, that the undersigned, Lindsay Schack, hereby constitutes and appoints Charles W. Rasmussen, Karen P. Rau and Justin H. Weyerhaeuser, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of the Clearwater Investment Trust (in respect of any of its series) and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any of such attorneys-in-fact, or the substitute or substitutes of any of such attorneys-in-fact, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

Dated: March 6, 2020

/s/ Lindsay Schack
Lindsay Schack

Clearwater Investment Trust
(a Massachusetts Business Trust)

Power of Attorney

Know All Persons By These Presents, that the undersigned, E. Rodman Titcomb, Jr., hereby constitutes and appoints Charles W. Rasmussen, Karen P. Rau and Justin H. Weyerhaeuser, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of the Clearwater Investment Trust (in respect of any of its series) and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any of such attorneys-in-fact, or the substitute or substitutes of any of such attorneys-in-fact, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

Dated: March 6, 2020

/s/ E. Rodman Titcomb, Jr.
E. Rodman Titcomb, Jr.

Clearwater Investment Trust
(a Massachusetts Business Trust)

Power of Attorney

Know All Persons By These Presents, that the undersigned, David M. Weyerhaeuser, hereby constitutes and appoints Charles W. Rasmussen, Karen P. Rau and Justin H. Weyerhaeuser, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of the Clearwater Investment Trust (in respect of any of its series) and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any of such attorneys-in-fact, or the substitute or substitutes of any of such attorneys-in-fact, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

Dated: March 6, 2020

/s/ David M. Weyerhaeuser
David M. Weyerhaeuser

Clearwater Investment Trust
(a Massachusetts Business Trust)

Power of Attorney

Know All Persons By These Presents, that the undersigned, Justin H. Weyerhaeuser, hereby constitutes and appoints Charles W. Rasmussen and Karen P. Rau, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of the Clearwater Investment Trust (in respect of any of its series) and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any of such attorneys-in-fact, or the substitute or substitutes of any of such attorneys-in-fact, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

Dated: March 6, 2020

/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser